EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 13, 2019 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Prospectuses and SAI and retain it for future reference. You may obtain an additional copy of a Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

As previously described in the Prospectuses and SAI dated May 1, 2019, as supplemented, in 2018 AXA S.A. (“AXA”) announced its intention to sell over time all of its interest in AXA Equitable Holdings, Inc. (“AEH”), the indirect parent company of AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”), the investment adviser to the Trust, through a series of sales of AEH’s common stock (the “Sell-Down Plan”). The purpose of this Supplement is to provide you with further information regarding the status of the Sell-Down Plan.

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The section of the Prospectuses entitled “Management of the Trust – The Adviser” and the section of the SAI entitled “Investment Management and Other Services – The Adviser” are hereby supplemented to include the following information (defined terms used in this Supplement have the same meanings as in the Prospectuses and SAI):

On November 7, 2019, as part of the Sell-Down Plan, AXA announced a further secondary offering of 144 million shares of common stock of AEH and the sale of these shares to an underwriter. As part of the secondary offering, AEH has agreed to repurchase 24 million of the 144 million shares of common stock of AEH from the underwriter. As a result of the secondary offering and the share buyback, which closed on November 13, 2019, AXA no longer owns a controlling interest in AEH.

Upon the closing of the secondary offering and share buyback, the following new agreements, whose terms are not materially different from the current agreements, became effective: (i) a new investment advisory agreement between FMG LLC and the Trust with respect to each of the Portfolios; (ii) new investment sub-advisory agreements between FMG LLC and each of the affiliated and unaffiliated Sub-Advisers with respect to the Portfolios, as applicable; (iii) new distribution agreements between AXA Distributors, LLC and the Trust with respect to each of the Portfolios; and (iv) a new expense limitation agreement between FMG LLC and the Trust with respect to the Portfolios, as applicable.

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